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Securities And Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 30, 2004

Global Preferred Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-23637 (Commission File Number)	58-2179041 (I.R.S. Employer Identification No.)

6455 East Johns Crossing
Suite 402
Duluth, GA 30097
(Address of principal executive offices)

(770) 248-3311
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 30, 2004, Global Preferred Holdings, Inc. announced that it has entered into an agreement and plan of reorganization with AEGON N.V. and GPRE Acquisition Corp., a direct, wholly owned subsidiary of AEGON, to sell to GPRE Acquisition all of the outstanding shares of Global Preferred Re Limited, the Bermuda-based reinsurance company wholly-owned by Global Preferred. In exchange for all of the outstanding shares of Global Preferred Re, Global Preferred will receive shares of common stock of AEGON. Following the sale of Global Preferred Re, Global Preferred intends to liquidate its remaining assets and distribute to its stockholders the consideration received from AEGON and any other remaining assets after provision for liabilities. The agreement specifies that the transaction is subject to the approval of Global Preferred’s stockholders, customary closing conditions and regulatory reviews, including approval of the transaction by the Bermuda Monetary Authority and the necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act.

The agreement is terminable in certain circumstances, some of which may be subject to payment of a termination fee by the respective terminating party.

A copy of the press release issued jointly by Global Preferred and AEGON is attached as Exhibit 99.1 hereto and incorporated herein by reference. The summary of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement and plan of reorganization attached as Exhibit 2.1 hereto and incorporated herein by reference.

This report includes “forward-looking statements.” Forward-looking statements involve known and unknown risks and should be viewed with caution. Global Preferred cautions that various factors, including the factors described in its Annual Report on Form 10-K, as amended, and other filings with the Securities and Exchange Commission, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements. As it relates to the acquisition described in this report, specific risks and uncertainties include the risk that closing of the transaction may be postponed or terminated and the timing and amounts of any distributions to stockholders in the dissolution of Global Preferred. Global Preferred makes no commitment to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated as of December 30, 2004 by and among AEGON N.V., GPRE Acquisition Corp. and Global Preferred Holdings, Inc.

99.1	Press release dated December 30, 2004 issued by AEGON N.V. and Global Preferred Holdings, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2005	Global Preferred Holdings, Inc.
	By:	/s/ Bradley E. Barks
Bradley E. Barks
Chief Financial Officer